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                                                                   EXHIBIT 10.15

                               FIRST AMENDMENT TO

                                SUBORDINATION AND

                             INTERCREDITOR AGREEMENT

     Amendment dated as of June 28, 2001 by and among the parties whose names appear below (this "Amendment") to a certain Intercreditor Agreement (as defined below). Unless otherwise defined below, capitalized terms used in this Agreement shall have the respective meanings set forth in the Intercreditor Agreement.

                                    RECITALS

     WHEREAS, the Original Parties entered into the Intercreditor Agreement in connection with a Loan Agreement dated as of September 26, 1997, as amended to date, among the Bank and Lionbridge Technologies Holdings, B.V. and Lionbridge Technologies, B.V. (together, the "Dutch Companies") which Loan Agreement provided for certain revolving credit facilities to the Dutch Companies (the "Existing Credit Facilities"); and

     WHEREAS, the Dutch Companies and certain affiliates thereof now wish the Bank to provide certain new revolving credit facilities (the "New Credit Facilities"); and

     WHEREAS, the Bank is willing to provide the New Credit Facilities upon the terms set forth in the Loan Documents (as defined below) relating to such New Credit Facilities and on the further condition that the Original Parties and the Additional Parties enter into this Amendment in order to confirm that the terms of subordination between the Bank and the Purchaser set forth in the Intercreditor Agreement apply to such New Credit Facilities; and

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Section 6.   Definitions.

     As used in this Amendment, capitalized terms used in this Amendment shall have the respective meanings set forth in the Intercreditor Agreement, except as otherwise defined above and except the following capitalized terms shall have the following respective meanings:

          "Additional Parties" means Lionbridge Technologies Ireland, INT'L.com, Inc., International Language Engineering Corporation, Harvard Translations, Inc. and Lionbridge Technologies California, Inc.

          "Intercreditor Agreement" means that certain Subordination and Intercreditor Agreement dated as of February 26, 1999 by and among the Original Parties.
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          "Original Parties" means the parties to the Intercreditor Agreement including the Bank, the Purchaser and the Dutch Companies.

Section 7.  Amendment of Intercreditor Agreement.
            ------------------------------------

            a. The definition of "Borrowers" appearing in the first whereas clause on page one of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

            ""Borrowers" shall mean (a) the Domestic Borrowers (as defined below) and (b) the Foreign Borrowers (as defined below)."

            b. The definition of "Loan Documents" set forth in the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

          "Loan Documents shall mean (a) the Loan Agreement dated as of June 28, 2001 by and among the Bank and the Dutch Companies and Lionbridge Technologies Ireland (together, the "Foreign Borrowers") and (b) that certain Loan and Security Agreement dated as of June 28, 2001 by and among the Bank and Int'l.com, Inc., International Language Engineering Corporation, Harvard Translations, Inc. and Lionbridge Technologies California, Inc. (the "Domestic Borrowers"), in each case together with all related instruments, promissory notes, security documents, guarantees and any other related documents, as the same may be amended, modified, supplemented or restated from time to time."

            c. There is hereby inserted at the end of the second paragraph of
Section 2.5 the words "shall be permitted".

            d. In connection with the termination of the Bank Foreign Guaranties and the Bank US Guaranties in conjunction with the termination of the Existing Credit Facilities, the captions and text under Sections 4.1 and 4.2 of the Intercreditor Agreement are hereby deleted and there is hereby inserted after each Section the words "Not Utilized."

            e. Section 4.3 of the Intercreditor Agreement is hereby amended by inserting at the end of such section the following additional sentence:

     "In addition to the foregoing, the term "Permitted Payments" shall include any other distributions, payments, advances or other transfers among LTHI and the Subsidiaries in the ordinary course of business, but in each case only to the extent that such distributions, payments, advances or other transfers would not have a material adverse effect on the Borrowers or LTHI or on the prospect of repayment of the liabilities of the Borrowers to the Bank under the Loan Documents or on the prospect of satisfaction of the obligations of LTHI to the Bank under any guaranty on its part of the obligations of the Borrowers to the Bank, provided, however, for purposes of this sentence, the foregoing shall in no event include any payments in respect of the Subordinated Liabilities or other subordinated indebtedness of LTHI or the Company which matters are, for purposes of the

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     definition of "Permitted Payments" herein, addressed exclusively by the second sentence of this Section 4.3."

            f. Section 4.5 of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

          "4.5 Additional Guarantees. Subject to the provisions of the last sentence of this Section 4.5, the Senior Lender consents to the right of the Purchaser under the Purchase Agreement and the US Purchase Agreement, to require, in each case, any newly formed or acquired subsidiary of the Company or LTHI to execute and deliver a guarantee to such party on substantially the same terms as the guarantees previously delivered in connection with such documents (collectively, the "Additional Guarantees"). The Purchaser, the Senior Lender, the Company and LTHI agree that in the event any Additional Guarantee is required by the Purchaser as contemplated by the preceding sentence, Additional Guarantees on substantially the same terms shall be executed and delivered contemporaneously to the Senior Lender."

Section 8.  Confirmation of Subordination, etc.

     The parties confirm that the terms of the Intercreditor Agreement (including, without limitation the provisions therein relating to subordination and the restrictions on distributions) shall apply to the New Credit Facilities evidenced by the Loan Documents on the same basis as such terms applied to the Existing Credit Facilities, notwithstanding the fact that the structure of the New Credit Facilities is different from the Existing Credit Facilities in that, among other things, the New Credit Facilities are comprised of two separate credit facilities, one for the Foreign Borrowers and one for the Domestic Borrowers, and that certain affiliates of the Dutch Companies (some of which were guarantors under the Existing Credit Facilities) are borrowers under the New Credit Facilities. Lionbridge Technologies, Inc. (formerly Lionbridge Technologies Holdings, Inc.), which issued its Senior Subordinated Notes to the Purchaser, is entering into this Agreement in connection with its guaranty of the New Credit Facilities.

Section 9.  Joinder of Additional Parties.

     The Additional Parties shall as of the date first written above each become party to and bound by the terms of the Subordination Agreement as amended hereby.

Section 10.  Miscellaneous.

     Except as amended hereby, the Subordination Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which counterparts taken together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                         ORIGINAL PARTIES:

                         SILICON VALLEY BANK

                         BY:  /s/ John D. Gaziano, Jr.
                            --------------------------
                                   Name:
                                   Title:

                         CAPITAL RESOURCE LENDERS III, L.P.,

                         BY:  CAPITAL RESOURCE PARTNERS III,
                                   L.L.C., its General Partner

                         By:  /s/ Stephen M. Jenks
                            ----------------------
                                   Stephen M. Jenks, Managing Member

                         LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V.

                         BY:  /s/ Rory J. Cowan
                            -------------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES, B.V.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES, INC.

                         (f/k/a Lionbridge Technologies Holdings, Inc.)

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

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                         LIONBRIDGE TECHNOLOGIES IRELAND

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE TECHNOLOGIES CALIFORNIA, INC.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE AMERICA, INC.

                         (f/k/a Lionbridge Technologies, Inc.)

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         LIONBRIDGE K.K.

                         (f/k/a Lionbridge Japan K.K.)

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         JAPANESE LANGUAGE SERVICES, INC.

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

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                         LIONBRIDGE TECHNOLOGIES SARL

                         (f/k/a Lionbridge Technologies (France)

                         By:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         ADDITIONAL PARTIES:

                         INT'L.com, INC.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         INTERNATIONAL LANGUAGE ENGINEERING
                           CORPORATION

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

                         HARVARD TRANSLATIONS, INC.

                         BY:  /s/ Rory J. Cowan
                              -----------------
                              Name:  Rory J. Cowan
                              Title:  Chairman, CEO and President

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